Exhibit 99.1

INDUSTRIAL LOGISTICS PROPERTIES TRUST INVESTOR PRESENTATION November 2024 309 Dulty's Lane Burlington, NJ 633,836 Square Feet ILPT Ownership: 100% November 2024 INVESTOR PRESENTATION

INDUSTRIAL LOGISTICS PROPERTIES TRUST WARNING REGARDING FORWARD LOOKING STATEMENTS, DISCLAIMERS AND NON - GAAP FINANCIAL MEASURES This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties . These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions . These forward - looking statements include, among others, statements about : demand for ILPT’s assets ; ILPT’s future leasing activity and pipeline ; and ILPT’s and/or Mountain JV’s potential exercise of their options to extend the maturity date of their respective loans . Forward - looking statements reflect ILPT’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause ILPT’s actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward - looking statements . Some of the risks, uncertainties and other factors that may cause its actual results, performance or achievements to differ materially from those expressed or implied by forward - looking statements include, but are not limited to, the following : whether ILPT's tenants will renew or extend their leases or whether ILPT will obtain replacement tenants on terms as favorable to it as the terms of its existing leases ; ILPT's ability to successfully compete for tenancies, the likelihood that the rents it realizes will increase when ILPT renews or extends its leases, enters new leases, or its rents reset at ILPT’s properties in Hawaii ; ILPT's ability to maintain high occupancy at its properties ; ILPT’s ability to reduce its leverage, generate cash flow and take advantage of mark - to - market leasing opportunities ; ILPT’s ability to cost - effectively raise and balance its use of debt or equity capital ; ILPT’s ability to purchase cost effective interest rate caps ; ILPT’s ability to pay interest on and principal of its debt ; ILPT’s ability to maintain sufficient liquidity ; demand for industrial and logistics properties ; ILPT’s ability and the ability of its tenants to operate under unfavorable market and commercial real estate industry conditions, due to high interest rates, prolonged high inflation, labor market challenges, supply chain disruptions, emerging technologies, volatility in the public equity and debt markets, pandemics, geopolitical instability and tensions, economic downturns or a possible recession or changes in real estate utilization ; whether the industrial and logistics sector and the extent to which ILPT’s tenants’ businesses are critical to sustaining a resilient supply chain and that ILPT’s business will benefit as a result ; ILPT’s tenants’ ability and willingness to pay their rent obligations to ILPT ; the credit qualities of ILPT’s tenants ; changes in the security of cash flows from ILPT’s properties ; potential defaults of ILPT’s leases by its tenants ; ILPT's tenant and geographic concentrations ; ILPT’s ability to pay distributions to its shareholders and to increase or sustain the amount of such distributions ; ILPT’s ability to sell properties at prices it targets ; ILPT’s ability to complete sales without delay, or at all, at existing agreement terms ; ILPT’s ability to prudently pursue, and successfully and profitably complete, expansion and renovation projects at its properties and to realize its expected returns on those projects ; ILPT’s expected capital expenditures and leasing costs, as well as risks and uncertainties regarding the development, redevelopment or repositioning of ILPT’s properties, including as a result of prolonged high inflation, cost overruns, supply chain challenges, labor shortages, construction delays or inability to obtain necessary permits ; ILPT’s ability to lease space at these properties at targeted returns and volatility in the commercial real estate markets ; ILPT’s ability to sell additional equity interests in, or contribute additional properties to, its existing joint ventures, to enter into additional real estate joint ventures or to attract co - venturers and benefit from its existing joint ventures or any real estate joint ventures ILPT may enter into ; non - performance by the counterparties to ILPT’s interest rate caps ; the ability of ILPT’s manager, The RMR Group LLC, or RMR, to successfully manage it ; changes in environmental laws or in their interpretations or enforcement as a result of climate change or otherwise, or ILPT’s incurring environmental remediation costs or other liabilities ; competition within the commercial real estate industry, particularly for industrial and logistics properties in those markets in which ILPT’s properties are located ; compliance with, and changes to, federal, state and local laws and regulations, accounting rules, tax laws and similar matters ; limitations imposed by and ILPT’s ability to satisfy complex rules to maintain its qualification for taxation as a REIT for U . S . federal income tax purposes ; actual and potential conflicts of interest with ILPT’s related parties, including its managing trustees, RMR and others affiliated with them ; acts of terrorism, outbreaks of pandemics or other public health safety events or conditions, war or other hostilities, global climate change or other manmade or natural disasters beyond ILPT's control ; and other matters . These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in ILPT’s periodic filings . The information contained in ILPT’s filings with the Securities and Exchange Commission, or SEC, including under the caption “Risk Factors” in ILPT’s periodic reports, or incorporated therein, identifies important factors that could cause differences from ILPT’s forward - looking statements in this presentation . ILPT’s filings with the SEC are available on the SEC’s website at www . sec . gov . You should not place undue reliance upon ILPT’s forward - looking statements . Except as required by law, ILPT does not intend to update or change any forward - looking statements as a result of new information, future events or otherwise . Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that ILPT obtained from various third party sources . Nothing in the data used or derived from third party sources should be construed as investment advice . Some data and other information presented are also based on ILPT’s good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience . ILPT believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them . Although ILPT is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change . Unless otherwise noted, (1) all data presented are as of or for the three months ended September 30 , 2024 , and (2) references to “weighted average” mean a weighted average by annualized rental revenues . Non - GAAP Financial Measures This presentation contains non - GAAP financial measures including FFO and Normalized FFO Attributable to Common Shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and Cash Basis NOI . Calculations of, and reconciliations for these metrics to the closest GAAP metrics, are included in an Appendix hereto . Please refer to Definitions in the Appendix for terms used throughout this presentation . 2

3 INDUSTRIAL LOGISTICS PROPERTIES TRUST U.S. REIT with 411 Industrial & Logistics Properties 3 ILPT AT A GLANCE Industrial Logistics Properties Trust (Nasdaq: ILPT) is a REIT focused on owning and leasing high quality distribution and logistics properties. More than 75% of ILPT’s annualized rental revenues are derived from investment grade tenants, tenants that are subsidiaries of investment grade rated entities or Hawaii land leases. $154 Million Cash on Hand (excluding restricted cash) 60 Million Rentable Square Feet Located in 39 States 8 Years of Weighted Average Remaining Lease Term (by annualized revenue) 28% Annualized Rental Revenues from Properties in Hawaii 94% Occupancy 2027 Next Debt Maturity Date (including Extension Options)

INDUSTRIAL LOGISTICS PROPERTIES TRUST 4 1 1 7 3 15 8 4 1 11 9 5 4 3 2 5 3 7 4 5 1 2 4 2 5 20 6 3 10 1 6 10 2 6 1 1 1 2 HI, 27.9% 4 OH, 7.1% SC, 5.9% FL, 5.2% GA, 4.9% NC, 2.4% TN, 2.9% NJ, 3.3% TX, 4.3% IN, 4.9% 29 Other States, 31.2% GEOGRAPHIC DIVERSITY WITH A UNIQUE HAWAIIAN FOOTPRINT Location and Number of Properties Geographic Mix of Total Annualized Rental Revenues • 185 industrial and logistics properties located in 38 states. • 43.2 million rentable square feet that is 98% leased with a 6.0 year WALT (by annualized rental revenues). • Accounts for 72% of annualized rental revenues. • Leases are generally triple net and typically include fixed rent increases. • Tenants have invested significantly in improvements. • 226 well - located properties near Oahu’s prime CBD. • 16.7 million rentable square feet that is 86% leased with a 13.1 year WALT (by annualized rental revenues). • Accounts for 28% of annualized rental revenues. • Leases are primarily ground leases and typically include fixed rent increases or periodic rent resets to fair market value. • Location and scarcity of land continues to drive portfolio value. Hawaii Properties Mainland Properties 226

INDUSTRIAL LOGISTICS PROPERTIES TRUST RECENT BUSINESS HIGHLIGHTS Full Year 2023 Q3 2024 YTD 2024 Leasing Activity (Sq. Ft.) Rental Rates (1) Leasing Activity WALT (by Sq. Ft.) 5,402,000 +20.5% 7.5 years 2,757,000 +7.0% 6.2 years 5,366,000 +15.3% 6.3 years Net loss attributable to common shareholders (2,3) +52.4% +4.3% +6.8% Adjusted EBITDAre (3) Cash Basis NOI (3) +13.7% +11.6% +0.9% +1.1% +3.3% +1.9% (1) Reflects change from the prior rents for the same space. (2) Figures represent a decline in ILPT's net loss attributable to common shareholders for the periods shown. (3) Reflects change from the prior year period. 55

DEBT SUMMARY ILPT Secured Floating Rate Debt $1.2B Mountain JV Secured Floating Rate Debt $1.4B Secured Fixed Rate Debt $1.7B $1,400.0 $4.6 $1,593.3 $19.5 $20.2 $21.0 $1,235.0 $18.8 2024 Thereafter 2025 2026 2027 2028 Secured fixed rate debt Secured floating rate debt of consolidated joint venture (2) Secured floating rate debt (3) INDUSTRIAL LOGISTICS PROPERTIES TRUST Key Facts Pro Forma Debt Maturity (1) Total Consolidated Debt Pro Forma Estimated Quarterly Interest Expense Run - Rate (1) • Total consolidated debt of $4.3 billion. • Weighted average debt maturity term of 4.2 years, including extension options. • No debt maturities until 2027, including extension options. • Weighted average interest rate on debt of 5.4%. • Consolidated net debt to annualized Adjusted EBITDA re of 12.1x. ($ in Millions) ($ in Millions) $ 60.2 Cash Interest Expense (4) 11.4 Non - Cash Interest Expense $ 71.6 Total Estimated Quarterly Interest Expense Run - Rate 6 (1) Pro forma data reflect the option ILPT exercised in October 2024 to extend its $1.235 Floating Rate Loan to October 2025. In connection with the exercise of extension, ILPT purchased a one year interest rate cap with a SOFR strike rate equal to 2.78%. (2) This secured floating rate loan matures in March 2025, subject to two remaining one year extension options. (3) In October 2024, ILPT exercised the first of its three, one year extension options for the maturity date of this secured floating rate loan. (4) Assuming short term interest rates remain at or above the strike rate on existing interest rate caps.

SELECT PORTFOLIO PROPERTIES 1151 South Graham Road Greenwood, IN 615,284 Square Feet ILPT Ownership: 61% INDUSTRIAL LOGISTICS PROPERTIES TRUST 2002 International Boulevard Augusta, GA 225,997 Square Feet ILPT Ownership: 61% 5000 Commerce Way Petersburg, VA 1,016,065 Square Feet ILPT Ownership: 22% 5 Logistics Drive Carlisle, PA 205,090 Square Feet ILPT Ownership: 22% 7

8 INDUSTRIAL LOGISTICS PROPERTIES TRUST Ground Lease: 28% Warehouse & Distribution: 66% Light Manufacturing: 6% HIGH QUALITY INDUSTRIAL PROPERTIES Property Type by % of Total Annualized Rental Revenues % of Total Annualized Rental Revenues Tenant Industry Type 38.1% Transportation & Shipping 9.0% Automotive 8.7% Construction & Building Materials 7.6% Food & Beverage 7.5% E - Commerce 5.0% Wholesale Trade 5.0% Real Estate & Financial 2.7% Commercial & Electronic Equipment 2.4% Manufacturing 1.7% Technology & Communications 1.7% Paper & Packaging 1.6% Energy 1.5% Furniture 7.5% Other 100% Total Industrial properties anchored by tenants with strong business profiles in thriving industries.

9 INDUSTRIAL LOGISTICS PROPERTIES TRUST STRONG CREDIT PROFILE ACROSS SECTORS Approximately 77% of annualized rental revenues are derived from investment grade rated tenants/subsidiaries or from secure Hawaii land leases. Tenant Credit Characteristics % of Total Annualized Rental Revenues Investment Grade Rated: 19% Subsidiaries of Investment Grade Rated Parent Entities: 37% Other Leased Hawaii Lands: 21% Other Unrated or Non - Investment Grade: 23% % of Total Annualized Rental Revenues Top 10 Tenants 29.3% FedEx Corporation 1 6.8% Amazon.com, Inc. 2 2.2% The Home Depot, Inc. 3 1.6% American Tire Distributors, Inc. (1) 4 1.6% UPS 5 1.5% Restoration Hardware, Inc. 6 1.4% Servco Pacific, Inc. 7 1.2% DHL Group 8 1.1% TD SYNNEX Corporation 9 1.0% Berkshire Hathaway Inc. 10 47.7% Total (1) On October 22, 2024, American Tire Distributors, Inc. filed for Chapter 11 bankruptcy. As of October 29, 2024, this tenant has no outstanding rental obligations due to ILPT and has not indicated that it intends to modify or vacate any of its leases with ILPT.

10 INDUSTRIAL LOGISTICS PROPERTIES TRUST Mountain Industrial JV (2) Consolidated ILPT (1) 61% Ownership 94 Properties 99.0% Occupancy $33.6M NOI $32.7M Cash Basis NOI $31.0M Adjusted EBITDA re $3.1B Total Gross Assets (1) Excludes one consolidated mainland property containing approximately 64,000 rentable square feet located in New Jersey in which ILPT has an approximate 67% ownership interest. (2) Amounts shown reflect 100% ownership interest of this joint venture, not ILPT’s proportionate share thereof. (3) Rental Rates based on weighted average by square feet. PORTFOLIO Q3 2024 RESULTS $1.7B Total Debt (Principal) Hawaii Properties 226 Properties 85.7% Occupancy $21.2M NOI $21.4M Cash Basis NOI $20.4M Adjusted EBITDA re $729.0M Total Gross Assets $862.9M Total Debt (Principal) 100% Ownership $8.3M Normalized FFO $32K Normalized FFO 306,000 SF Leasing Activity +14.4% Rental Rates (3) Mainland Properties 96.5% 90 Occupancy Properties +8.5% 1,372,000 SF Rental Rates (3) Leasing Activity $28.3M $29.7M Cash Basis NOI NOI $(3.3)M $27.6M Normalized FFO Adjusted EBITDA re $1.7B $1.8B Total Debt Total Gross Assets (Principal) 1,068,000 SF Leasing Activity +4.0% Rental Rates (3) 10

758 1,534 1,981 628 2,757 13.5% 19.7% 38.3% 15.8% 7.0% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Total Leasing (Sq. Ft.) Rent Roll - Up PROACTIVE ASSET MANAGEMENT AND LEASING Leasing Activity Square Footage in thousands INDUSTRIAL LOGISTICS PROPERTIES TRUST ILPT has executed over 5.3 million square feet of leasing year to date and has a strong leasing pipeline demonstrating continued demand for its high quality portfolio. Leasing Pipeline 39 Transactions 8.3 Million Total Square Feet 3.2 Million Square feet in advanced stages of negotiation 11

LEASE EXPIRATIONS AND RENT RESETS BY INVESTMENT PORTFOLIO INDUSTRIAL LOGISTICS PROPERTIES TRUST Hawaii Property Expirations and Rent Resets % of Total ILPT Annualized Rental Revenues Mountain Joint Venture Expirations % of Total ILPT Annualized Rental Revenues Wholly Owned Mainland Property Expirations % of Total ILPT Annualized Rental Revenues Total Consolidated Portfolio Expirations and Rent Resets % of Total ILPT Annualized Rental Revenues 0.0% 2.2% 2.1% 5.6% 4.3% 2024 2025 2026 2027 2028 0.0% 1.7% 2.0% 4.7% 4.1% 2024 2025 2026 2027 2028 0.2% 0.5% 1.6% 1.7% 2.4% 2024 2025 Hawaii Expirations 2026 2027 Hawaii Resets 2028 4.4% 5.6% 12.0% 10.8% 0.3% 2024 2025 2026 2027 2028 Total Mainland Lease Expirations Total Hawaii Expirations and Resets 12

INDUSTRIAL LOGISTICS PROPERTIES TRUST RMR’s Operations Include: National Multi - Sector Investment Platform OFFICE INDUSTRIAL MEDICAL OFFICE LIFE SCIENCE SENIOR LIVING HOTELS RETAIL RMR Managed Companies Over 18,000 Employees Over 2,000 Properties More than $5 billion in Annual Revenues Nearly $41 billion in AUM Over 1,000 CRE Professionals More than 35 Offices Nationwide Business Services: Real Estate Services: Financial Services: Administration Acquisitions/ Dispositions Accounting Human Resources Asset Management Capital Markets Information Technology (IT) Construction/ Development Compliance/ Audit Investor Relations Engineering Finance/Planning Marketing Leasing Treasury Legal/ Risk Management Property Management Tax MANAGED BY THE RMR GROUP, AN ALTERNATIVE ASSET MANAGER The RMR Group RESIDENTIAL 13

INDUSTRIAL LOGISTICS PROPERTIES TRUST 14 • Base business management fee: 0.5% multiplied by the lower of (i) gross historical cost of real estate or (ii) average market cap. (1) • Property management fees: 3% of gross collected rents and 5% of construction costs. • Incentive management fee: 12% of the positive outperformance of ILPT’s total return per share compared to the MSCI U.S. REIT/Industrial REIT Index over a three year period multiplied by equity market capitalization. (2) (Note: If ILPT outperforms its benchmark index but total shareholder returns are negative, RMR does not get paid.) (1) The first $250 million of the base business management fee calculation is subject to a fee of 0.7%. Market cap includes equity market capitalization plus debt. (2) The measurement periods are generally three year periods ending with the year for which the incentive management fee is being calculated. • If ILPT's market cap is less than its historical cost of real estate and ILPT's stock price increases, base management fees to RMR increase to a maximum of 50 bps of the historical cost of real estate. (1) • If ILPT's market cap is less than its historical cost of real estate and ILPT's stock price decreases, base management fees to RMR decrease. (1) • Incentive fee structure keeps RMR focused on increasing total shareholder return. • ILPT shareholders have visibility into RMR, a publicly traded company. • ILPT benefits from RMR’s national footprint and economies of scale of a nearly $41 billion platform. Key Terms of Management Agreements MANAGEMENT ALIGNED WITH SHAREHOLDER INTERESTS Alignment of Interests

INDUSTRIAL LOGISTICS PROPERTIES TRUST A WINNING TRADITION To find out more about RMR’s highlights, insights and accomplishments, please visit The RMR Group’s Annual Sustainability Report . EPA’S 2024 ENERGY STAR® Partner of the Year . 88 properties with EPA ENERGY STAR certifications 70 properties with BOMA designations 87 properties with LEED designations RMR SUSTAINABILITY Top Places to Work 2020, 2021, 2022, 2023 Top Commercial Property Ranked Boston Globe’s Women on Boards ; Winning Organization 2020 Fortune Magazine’s Fastest Growing Companies ranked 75 th 2019 RMR RECOGNITION 2024 ENERGY STAR® Partner of the Year Award 2018, 2019, 2020, 2021, 2022, 2023, 2024 Boston Business Journal Middle Market Leaders 2020 , 2021 , 2023 , 2024 Management Firms ranked 8 th 2023 15 15

APPENDIX 996 Paragon Way Rock Hill, SC 945,023 Square Feet ILPT Ownership: 100% INDUSTRIAL LOGISTICS PROPERTIES TRUST 16 16

INDUSTRIAL LOGISTICS PROPERTIES TRUST

SELECTED FINANCIAL INFORMATION

(dollars in thousands, except per share data)

	As of and for the Three Months Ended				
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023
Selected Income Statement Data:					
Rental income	$ 108,945	$ 110,621	$ 112,235	$ 108,895	$ 110,142
Net loss	$ (35,407)	$ (33,479)	$ (33,902)	$ (41,402)	$ (36,191)
Net loss attributable to common shareholders	$ (24,990)	$ (23,175)	$ (23,403)	$ (31,240)	$ (26,112)
NOI	$ 84,709	$ 86,265	$ 86,052	$ 84,887	$ 85,309
Cash Basis NOI	$ 82,503	$ 82,935	$ 82,196	$ 81,453	$ 81,643
Adjusted EBITDAre	$ 83,947	$ 85,057	$ 84,400	$ 83,072	$ 83,194
FFO attributable to common shareholders	$ 8,063	$ 8,965	$ 9,450	$ 7,799	$ 7,945
Normalized FFO attributable to common shareholders	$ 8,063	$ 8,965	$ 9,450	$ 8,086	$ 7,945
CAD attributable to common shareholders	$ 11,247	$ 14,005	$ 11,928	$ 8,948	$ 10,505
Rolling four quarter CAD attributable to common shareholders	$ 46,128	$ 45,386	$ 41,184	$ 39,438	$ 35,238
Per Common Share Data (basic and diluted):					
Net loss attributable to common shareholders	$ (0.38)	$ (0.35)	$ (0.36)	$ (0.48)	$ (0.40)
FFO attributable to common shareholders	$ 0.12	$ 0.14	$ 0.14	$ 0.12	$ 0.12
Normalized FFO attributable to common shareholders	$ 0.12	$ 0.14	$ 0.14	$ 0.12	$ 0.12
CAD attributable to common shareholders	$ 0.17	$ 0.21	$ 0.18	$ 0.14	$ 0.16
Rolling four quarter CAD attributable to common shareholders	$ 0.70	$ 0.69	$ 0.63	$ 0.60	$ 0.54
Dividends:					
Annualized dividends paid per share	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.04
Annualized dividend yield (at end of period)	0.8%	1.1%	0.9%	0.9%	1.4%
Annualized Normalized FFO attributable to common shareholders payout ratio	8.3%	7.1%	7.1%	8.3%	8.3%
CAD attributable to common shareholders payout ratio	5.9%	4.8%	5.6%	7.1%	6.3%
Rolling four quarter CAD attributable to common shareholders payout ratio	5.7%	5.8%	6.3%	6.7%	7.4%
Selected Balance Sheet Data:					
Total gross assets	$ 5,946,943	$ 5,950,348	$ 5,956,536	$ 5,961,129	$ 6,000,494
Total assets	$ 5,454,808	$ 5,489,822	$ 5,527,569	$ 5,563,675	$ 5,634,315
Total liabilities	$ 4,412,049	$ 4,402,055	$ 4,405,069	$ 4,401,896	$ 4,416,177
Total equity	$ 1,042,759	$ 1,087,767	$ 1,122,500	$ 1,161,779	$ 1,218,138

17

INDUSTRIAL LOGISTICS PROPERTIES TRUST

CALCULATION AND RECONCILIATION OF NOI AND CASH BASIS NOI

(dollars in thousands)	For the Three Months Ended					For the Nine Months Ended	
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Calculation of NOI and Cash Basis NOI:							
Rental income	$ 108,945	$ 110,621	$ 112,235	$ 108,895	$ 110,142	$ 331,801	$ 328,443
Real estate taxes	(15,339)	(15,149)	(15,861)	(13,560)	(14,926)	(46,349)	(46,493)
Other operating expenses	(8,897)	(9,207)	(10,322)	(10,448)	(9,907)	(28,426)	(27,744)
NOI	84,709	86,265	86,052	84,887	85,309	257,026	254,206
Non-cash straight line rent adjustments included in rental income	(1,841)	(2,952)	(3,489)	(3,068)	(3,414)	(8,282)	(10,531)
Lease value amortization included in rental income	(365)	(378)	(367)	(366)	(252)	(1,110)	(764)
Cash Basis NOI	$ 82,503	$ 82,935	$ 82,196	$ 81,453	$ 81,643	$ 247,634	$ 242,911
Reconciliation of net loss to NOI and Cash Basis NOI:							
Net loss	$ (35,407)	$ (33,479)	$ (33,902)	$ (41,402)	$ (36,191)	$ (102,788)	$ (108,317)
Equity in (earnings) losses of unconsolidated joint venture	(1,161)	(2,348)	(1,723)	6,521	(719)	(5,232)	(7,423)
Income tax expense (benefit)	33	36	33	(9)	51	102	113
Loss before income taxes and equity in earnings of unconsolidated joint venture	(36,535)	(35,791)	(35,592)	(34,890)	(36,859)	(107,918)	(115,627)
Loss on early extinguishment of debt	–	–	–	–	–	–	359
(Gain) loss on sale of real estate	–	–	–	(2,684)	–	–	974
Interest expense	73,936	73,631	73,230	72,979	72,941	220,797	215,558
Interest income	(3,134)	(2,935)	(2,852)	(2,571)	(2,397)	(8,921)	(5,340)
(Recovery) loss on impairment of real estate	–	–	–	(98)	–	–	254
Acquisition and other transaction related costs	–	–	–	287	–	–	–
General and administrative	7,237	7,939	7,689	7,414	7,712	22,865	23,750
Depreciation and amortization	43,205	43,421	43,577	44,450	43,912	130,203	134,278
NOI	84,709	86,265	86,052	84,887	85,309	257,026	254,206
Non-cash straight line rent adjustments included in rental income	(1,841)	(2,952)	(3,489)	(3,068)	(3,414)	(8,282)	(10,531)
Lease value amortization included in rental income	(365)	(378)	(367)	(366)	(252)	(1,110)	(764)
Cash Basis NOI	$ 82,503	$ 82,935	$ 82,196	$ 81,453	$ 81,643	$ 247,634	$ 242,911

18

INDUSTRIAL LOGISTICS PROPERTIES TRUST RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI 19 For the Nine Months Ended September 30, (dollars in thousands) For the Three Months Ended September 30, 2023 2024 2023 2024 Reconciliation of NOI to Same Property NOI: $ 328,443 $ 331,801 $ 110,142 $ 108,945 Rental income (46,493) (46,349) (14,926) (15,339) Real estate taxes (27,744) (28,426) (9,907) (8,897) Other operating expenses 254,206 257,026 85,309 84,709 NOI (56) 36 13 4 NOI of properties not included in same property results $ 254,150 $ 257,062 $ 85,322 $ 84,713 Same property NOI Calculation of Same Property Cash Basis NOI: $ 254,150 $ 257,062 $ 85,322 $ 84,713 Same property NOI Less: (10,531) (8,282) (3,414) (1,841) Non - cash straight line rent adjustments included in rental income (764) (1,110) (252) (365) Lease value amortization included in rental income $ 242,855 $ 247,670 $ 81,656 $ 82,507 Same property Cash Basis NOI

INDUSTRIAL LOGISTICS PROPERTIES TRUST

CALCULATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re*

(dollars in thousands)	For the Three Months Ended					For the Nine Months Ended	
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Net loss	$ (35,407)	$ (33,479)	$ (33,902)	$ (41,402)	$ (36,191)	$ (102,788)	$ (108,317)
Plus: interest expense	73,936	73,631	73,230	72,979	72,941	220,797	215,558
Plus: income tax expense (benefit)	33	36	33	(9)	51	102	113
Plus: depreciation and amortization	43,205	43,421	43,577	44,450	43,912	130,203	134,278
EBITDA	81,767	83,609	82,938	76,018	80,713	248,314	241,632
(Recovery) loss on impairment of real estate	–	–	–	(98)	–	–	254
(Gain) loss on sale of real estate	–	–	–	(2,684)	–	–	974
Equity in (earnings) losses of unconsolidated joint venture	(1,161)	(2,348)	(1,723)	6,521	(719)	(5,232)	(7,423)
Share of EBITDA*re* from unconsolidated joint venture	2,895	2,872	2,846	2,717	2,724	8,613	8,011
EBITDA*re*	83,501	84,133	84,061	82,474	82,718	251,695	243,448
Plus: acquisition and other transaction related costs	–	–	–	287	–	–	–
Plus: general and administrative expense paid in common shares [1]	446	924	339	311	476	1,709	1,430
Plus: loss on early extinguishment of debt	–	–	–	–	–	–	359
Adjusted EBITDA*re*	$ 83,947	$ 85,057	$ 84,400	$ 83,072	$ 83,194	$ 253,404	$ 245,237

(1) Amounts represent equity based compensation to ILPT's trustees and officers and certain other employees of RMR.

20

INDUSTRIAL LOGISTICS PROPERTIES TRUST For the Nine Months Ended (dollars in thousands) For the Three Months Ended 9/30/2023 9/30/2024 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 $ (76,749) $ (71,568) $ (26,112) $ (31,240) $ (23,403) $ (23,175) $ (24,990) Net loss attributable to common shareholders (7,423) (5,232) (719) 6,521 (1,723) (2,348) (1,161) Equity in (earnings) losses of unconsolidated joint venture 974 — — (2,684) — — — (Gain) loss on sale of real estate 254 — — (98) — — — (Recovery) loss on impairment of real estate 134,278 130,203 43,912 44,450 43,577 43,421 43,205 Depreciation and amortization 4,416 4,439 1,446 1,367 1,459 1,484 1,496 Share of FFO from unconsolidated joint venture (32,514) (31,364) (10,582) (10,517) (10,460) (10,417) (10,487) FFO adjustments attributable to noncontrolling interest 23,236 26,478 7,945 7,799 9,450 8,965 8,063 FFO attributable to common shareholders 359 — — — — — — Loss on early extinguishment of debt — — — 287 — — — Acquisition, transaction related and certain other financing costs (140) — — — — — — Normalized FFO adjustments attributable to noncontrolling interest $ 23,455 $ 26,478 $ 7,945 $ 8,086 $ 9,450 $ 8,965 $ 8,063 Normalized FFO attributable to common shareholders 21 CALCULATION OF FFO, NORMALIZED FFO AND CAD

INDUSTRIAL LOGISTICS PROPERTIES TRUST

CALCULATION OF FFO, NORMALIZED FFO AND CAD (CONTINUED)

(dollars and shares in thousands, except per share data)	For the Three Months Ended					For the Nine Months Ended	
	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	9/30/2024	9/30/2023
Normalized FFO attributable to common shareholders	$ 8,063	$ 8,965	$ 9,450	$ 8,086	$ 7,945	$ 26,478	$ 23,455
Plus (minus): Non-cash interest expense	15,092	15,355	13,859	12,883	12,884	44,306	38,598
Non-cash revenues	(2,206)	(3,330)	(3,856)	(3,434)	(3,666)	(9,392)	(11,295)
General and administrative expense paid in common shares [1]	446	924	339	311	476	1,709	1,430
Recurring capital expenditures	(5,637)	(2,832)	(3,373)	(5,025)	(3,961)	(11,842)	(10,152)
Principal amortization	(4,550)	(4,508)	(4,466)	(4,425)	(4,385)	(13,524)	(15,083)
Share of Normalized FFO from unconsolidated joint venture	(1,496)	(1,484)	(1,459)	(1,367)	(1,446)	(4,439)	(4,416)
Distributions from unconsolidated joint venture	990	990	990	990	990	2,970	2,970
CAD adjustments attributable to noncontrolling interest	545	(75)	444	929	1,668	914	4,983
CAD attributable to common shareholders	$ 11,247	$ 14,005	$ 11,928	$ 8,948	$ 10,505	$ 37,180	$ 30,490
Weighted average common shares outstanding (basic and diluted)	65,769	65,626	65,556	65,551	65,488	65,651	65,389
Per Common Share Data (basic and diluted):							
Net loss attributable to common shareholders	$ (0.38)	$ (0.35)	$ (0.36)	$ (0.48)	$ (0.40)	$ (1.09)	$ (1.17)
FFO attributable to common shareholders	$ 0.12	$ 0.14	$ 0.14	$ 0.12	$ 0.12	$ 0.40	$ 0.36
Normalized FFO attributable to common shareholders	$ 0.12	$ 0.14	$ 0.14	$ 0.12	$ 0.12	$ 0.40	$ 0.36
CAD attributable to common shareholders	$ 0.17	$ 0.21	$ 0.18	$ 0.14	$ 0.16	$ 0.57	$ 0.47

(1) Amounts represent equity based compensation to ILPT's trustees and officers and certain other employees of RMR.

22

INDUSTRIAL LOGISTICS PROPERTIES TRUST

KEY FINANCIAL DATA BY INVESTMENT PORTFOLIO

(dollars and sq. ft in thousands, except per sq. ft.)	As of and for the Three Months Ended September 30, 2024					
	ILPT Wholly Owned Properties			Mountain Industrial		ILPT
	Mainland	Hawaii	Total	REIT LLC [1]	Other [2]	Consolidated
Ownership %	100%	100%	100%	61%		
Properties	90	226	316	94	1	411
Rentable square feet	22,119	16,729	38,848	20,978	64	59,890
Occupancy %	96.5%	85.7%	91.8%	99.0%	100.0%	94.4%
Selected Balance Sheet Data:						
Total gross assets	$ 1,793,157	$ 728,988	$ 2,522,145	$ 3,135,164	$ 289,634	$ 5,946,943
Total debt (principal)	$ 1,722,070	$ 862,930	$ 2,585,000	$ 1,727,421	$ –	$ 4,312,421
Selected Income Statement Data:						
Rental income	$ 37,139	$ 29,290	$ 66,429	$ 42,189	$ 327	$ 108,945
Net (loss) income	$ (18,790)	$ 7,507	$ (11,283)	$ (26,737)	$ 2,613	$ (35,407)
Net (loss) income attributable to common shareholders	$ (18,790)	$ 7,507	$ (11,283)	$ (16,309)	$ 2,602	$ (24,990)
NOI	$ 29,650	$ 21,249	$ 50,899	$ 33,640	$ 170	$ 84,709
Cash Basis NOI	$ 28,291	$ 21,368	$ 49,659	$ 32,674	$ 170	$ 82,503
Adjusted EBITDAre	$ 27,550	$ 20,397	$ 47,947	$ 31,044	$ 4,956	$ 83,947
Normalized FFO attributable to common shareholders	$ (3,337)	$ 8,344	$ 5,007	$ 20	$ 3,036	$ 8,063
CAD attributable to common shareholders	$ (447)	$ 9,568	$ 9,121	$ (785)	$ 2,911	$ 11,247
Key Ratios:						
Annualized Cash Basis NOI / total gross assets	6.3%	11.7%	7.9%	4.2%		5.5%
Net debt / annualized Adjusted EBITDAre	15.6x	10.6x	13.5x	13.0x		12.1x
Select Quarterly Leasing Activity:						
Leasing activity (sq. ft.):	1,372	306	1,678	1,068	11	2,757
% change in GAAP rent (weighted average by sq. ft.):	8.5%	14.4%	9.1%	4.0%	5.3%	7.0%
Weighted average lease term by sq. ft. (years):	5.3	12.7	6.7	5.3	5.0	6.2

(1) With the exception of measures attributable to common shareholders, amounts shown reflect 100% ownership interest of this joint venture, not ILPT's proportionate share thereof. Amounts presented are derived from GAAP information and may not be comparable to amounts reflected in this joint venture's standalone financial information.

(2) Other includes data for: 100% ownership interest of one consolidated mainland property containing approximately 64 rentable square feet located in New Jersey in which ILPT has an approximate 67% ownership interest attributable to common shareholders, not ILPT's proportionate share thereof; any corporate assets and liabilities including ILPT's equity investment in its unconsolidated joint venture; and adjustments to remove the noncontrolling interest of Mountain JV from the balance sheet and income statement data.

23

INDUSTRIAL LOGISTICS PROPERTIES TRUST NON - GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 24 Non - GAAP Financial Measures: ILPT presents certain “non - GAAP financial measures” within the meaning of the applicable rules of the Securities and Exchange Commission, or the SEC, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDA re , Adjusted EBITDA re , NOI, same property NOI, Cash Basis NOI and same property Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net loss or net loss attributable to common shareholders, as indicators of ILPT's operating performance or as measures of its liquidity. These measures should be considered in conjunction with net loss and net loss attributable to common shareholders as presented in ILPT's condensed consolidated statements of income (loss). ILPT considers these non - GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net loss and net loss attributable to common shareholders. ILPT believes these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of its operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of ILPT's properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net loss in order to provide results that are more closely related to ILPT's property level results of operations. ILPT calculates NOI and Cash Basis NOI as shown on page 18 and same property NOI and same property Cash Basis NOI as shown on page 19 . ILPT defines NOI as income from its rental of real estate less its property operating expenses. NOI excludes depreciation and amortization. ILPT defines Cash Basis NOI as NOI excluding non - cash revenues and lease termination fees, if any. ILPT uses NOI and Cash Basis NOI to evaluate individual and company - wide property level performance. ILPT calculates same property NOI and same property Cash Basis NOI in the same manner that it calculates the corresponding NOI and Cash Basis NOI amounts, except that ILPT only includes same properties in calculating same property NOI and same property Cash Basis NOI. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than ILPT does. FFO and Normalized FFO Attributable to Common Shareholders: ILPT calculates funds from operations, or FFO, attributable to common shareholders and normalized funds from operations, or Normalized FFO, attributable to common shareholders as shown on page 21 . FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is: (1) net loss attributable to common shareholders calculated in accordance with GAAP, excluding (i) any recovery or loss on impairment of real estate, (ii) any gain or loss on sale of real estate and (iii) equity in earnings or losses of unconsolidated joint venture; (2) plus (i) real estate depreciation and amortization of ILPT's properties and (ii) ILPT's proportionate share of FFO from unconsolidated joint venture properties; (3) minus FFO adjustments attributable to noncontrolling interest; and (4) certain other adjustments currently not applicable to ILPT. In calculating Normalized FFO attributable to common shareholders, ILPT adjusts for certain non - recurring items shown on page 21 , including adjustments for such items related to the unconsolidated joint venture, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by ILPT's Board of Trustees when determining the amount of distributions to its shareholders. Other factors include, but are not limited to, requirements to maintain ILPT's qualification for taxation as a REIT, limitations in the agreements governing its debt, the availability to ILPT of debt and equity capital, its distribution rate as a percentage of the trading price of ILPT's common shares, or dividend yield, and ILPT's dividend yield compared to the dividend yields of other industrial REITs, ILPT's expectation of its future capital requirements and operating performance and its expected needs for and availability of cash to pay its obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than ILPT does. Cash Available for Distribution: ILPT calculates cash available for distribution, or CAD, as shown on page 22 . ILPT defines CAD as Normalized FFO minus ILPT's proportionate share of Normalized FFO from unconsolidated joint venture properties, plus operating cash flow distributions received from ILPT's unconsolidated joint venture, recurring real estate related capital expenditures, adjustments for other non - cash and nonrecurring items, certain amounts excluded from Normalized FFO but settled in cash, excluding CAD adjustments attributable to noncontrolling interest, equity based compensation, and principal amortization, as well as certain other adjustments currently not applicable to ILPT. CAD is among the factors considered by ILPT's Board of Trustees when determining the amount of distributions to ILPT's shareholders. Other real estate companies and REITs may calculate CAD differently than ILPT does.

INDUSTRIAL LOGISTICS PROPERTIES TRUST NON - GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) 25 EBITDA, EBITDA re and Adjusted EBITDA re : ILPT calculates earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDA re , and Adjusted EBITDA re as shown on page 20 . EBITDA re is calculated on the basis defined by Nareit, which is EBITDA, including ILPT's proportionate share of EBITDA re from unconsolidated joint venture properties, and excluding any gain or loss on the sale of real estate, equity in earnings or losses of unconsolidated joint venture, recovery or loss on impairment of real estate, as well as certain other adjustments currently not applicable to ILPT. In calculating Adjusted EBITDA re , ILPT adjusts for the items shown on page 20 . Other real estate companies and REITs may calculate EBITDA, EBITDA re and Adjusted EBITDA re differently than ILPT does. Certain Definitions: Annualized dividend yield - Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of ILPT's common shares at the end of the relevant period. Annualized rental revenues - Annualized rental revenues is the annualized contractual base rents from ILPT's tenants pursuant to its lease agreements as of the measurement date, including straight line rent adjustments and estimated recurring expense reimbursements to be paid to ILPT, and excluding lease value amortization. GAAP - GAAP refers to U.S. generally accepted accounting principles. ILPT Wholly Owned Properties - ILPT Wholly Owned Properties refers to of 316 properties that are wholly owned by ILPT, including 226 buildings, leasable land parcels and easements containing approximately 16.7 million rentable square feet that are primarily industrial lands located on the island of Oahu, Hawaii, or the Hawaii Portfolio, and 90 properties containing approximately 22.1 million rentable square feet located in 34 other states, or the Mainland Portfolio. Information included in this presentation with respect to the Mainland Portfolio and the Hawaii Portfolio include certain allocations of interest expense on debts secured by properties in each portfolio and of general and administrative expense based upon the gross asset value of properties in each portfolio. ILPT believes the information presented for these portfolios is useful to investors to provide insight into the financial performance of these portfolios. Mountain JV - Mountain Industrial REIT LLC, or Mountain JV, owns 94 mainland properties containing approximately 21.0 million rentable square feet located in 27 states. ILPT owns a 61% equity interest in this joint venture. ILPT consolidates 100% of this joint venture in its financial statements in accordance with GAAP. Net debt - Net debt is the total outstanding principal of ILPT's debt less cash and cash equivalents and restricted cash and cash equivalents. Non - cash interest expense - Non - cash interest expense includes the amortization of debt discounts, premiums, issuance costs and interest rate caps. Non - cash revenues - Non - cash revenues include lease value amortization and straight line rent adjustments, if any. Rentable square feet - Represents total square feet available for lease as of the measurement date. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Rental Rates - The average effective rental rates per square foot represents total rental income divided by the average rentable square feet leased during the periods specified for ILPT's properties. Rolling four quarter CAD - Represents CAD for the preceding twelve month period as of the respective quarter end date. Same property - For the three months ended September 30, 2024 and 2023, same property NOI and Cash Basis NOI are based on properties that ILPT owned as of September 30, 2024 and that it owned continuously since July 1, 2023, and exclude properties owned by an unconsolidated joint venture. For the nine months ended September 30, 2024 and 2023, same property NOI and Cash Basis NOI are based on properties that ILPT owned as of September 30, 2024 and that it owned continuously since January 1, 2023, and exclude properties owned by an unconsolidated joint venture. SOFR - SOFR is the secured overnight financing rate. Total gross assets - Total gross assets is total assets plus accumulated depreciation. WALT – Weighted average lease term.

INDUSTRIAL LOGISTICS PROPERTIES TRUST INVESTOR PRESENTATION November 2024 309 Dulty's Lane Burlington, NJ 633,836 Square Feet ILPT Ownership: 100% November 2024 INVESTOR PRESENTATION Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458 ILPTREIT.COM